UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2019

GOSSAMER BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38796	47-5461709
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3013 Science Park Road San Diego, California, 92121 (Address of Principal Executive Offices) (Zip Code)

(858) 684-1300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2019, the Board of Directors of Gossamer Bio, Inc. (the “Company”) approved the 2018 bonus awards for the Company’s named executive officers. The named executive officers’ other compensation for 2018 was previously reported by the Company in the Summary Compensation Table included in the Company's prospectus, dated February 7, 2019 (the “Prospectus”), filed with the Securities and Exchange Commission under Rule 424(b) of the Securities Act of 1933, as amended, relating to the Company’s registration statement on Form S-1, as amended (Registration No. 333-228984). As of the date of the Prospectus, bonuses for the named executive officers had not been determined and, therefore, were omitted from the Summary Compensation Table. Below is a revised Summary Compensation Table, which includes the bonuses paid to the named executive officers and revised total compensation figures for 2018.

Name and principal position	Year	Salary ($)	Bonus ($)(2)		Stock awards ($)(1)	Option awards ($)(1)	Non-equity Incentive Plan Compensation ($)	All other compensation ($)		Total ($)
Sheila Gujrathi, M.D.	2018	469,601	297,700		17,942,611	—	—	—		18,709,911
President and Chief Executive Officer and Former Chief Operating Officer	2017	—	—		—	—	—	—		—
Faheem Hasnain	2018	469,601	297,700		17,942,611	—	—	—		18,709,911
Executive Chairman and Former Chief Executive Officer	2017	—	—		—	—	—	—		—
Christian Waage	2018	365,794	185,510		—	316,000	—	—		867,304
EVP and General Counsel	2017	—	—		46,995	—	—	—		46,995
Bryan Giraudo(3)	2018	260,605	132,220		—	1,799,690	—	—		2,192,515
Chief Financial Officer
Jakob Dupont, M.D.(4)	2018	20,167	85,000	(5)	—	3,422,122	—	3,165	(6)	3,530,454

(1) This column reflects the grant date fair value of the restricted stock and option awards granted to the named executive officers in the applicable fiscal year. In accordance with SEC rules, this column reflects the aggregate fair value of the stock award granted to Mr. Waage during 2017 computed as of its grant date in accordance with Financial Accounting Standards, Standard Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of this amount is included in Note 9 to our consolidated financial statements appearing in the Prospectus. This amount does not reflect the actual economic value that will be realized by the named executive officers upon the vesting or exercise of the awards or the sale of the common stock underlying such awards.

(2) Amounts for 2018 represent bonuses awarded on March 7, 2019 in recognition of 2018 performance.

(3) Mr. Giraudo commenced employment as our Chief Financial Officer on May 7, 2018.

(4) Dr. Dupont commenced employment as our Chief Medical Officer on December 14, 2018.

(5) Bonus for 2018 represents a sign-on bonus.

(6) All other compensation for 2018 includes a commuting allowance of $2,400 and a tax gross up payment of $765.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOSSAMER BIO, INC.

Date: March 11, 2019	By:	/s/ Christian Waage
Christian Waage
Executive Vice President and General Counsel

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